                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           ----------------------

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               August 31, 1998
                               ---------------
             Date of Report (Date of earliest event reported)

                           ----------------------

                             ACCESS HEALTH, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                         0-19758                  68-0163589
(State or other jurisdiction of    (Commission File Number)      (I.R.S. Employer
 incorporation or organization)                                Identification Number)

        335 INTERLOCKEN PARKWAY
          BROOMFIELD, COLORADO                             80021
  (address of principal executive offices)              (Zip Code)



                               (303) 466-9500
                               --------------
              Registrant's telephone number, including area code



                           ----------------------

ITEM 5. OTHER EVENTS

     On June 30, 1998, pursuant to an Amended and Restated Agreement and Plan of Reorganization dated as of June 4, 1998 (the "Merger Agreement") by and among Access Health, Inc. ("Access Health" or the "Company"), Access Acquisition Corp. 98A ("Merger Sub"), a wholly-owned subsidiary of Access Health, Inc. and InterQual, Inc. ("InterQual"), Access Health consummated a merger with InterQual by means of a merger of Merger Sub into InterQual (the "Merger"), with InterQual remaining as the surviving corporation in the Merger. As a result of the Merger, InterQual became a wholly-owned subsidiary of Access Health. The Merger Qualifies as a pooling of interests for financial reporting purposes, in accordance with generally accepted accounting principles.

     In order to satisfy requirements under the Merger Agreement, the Company is filing herewith combined results for a 31-day period from July 1 to July 31, 1998 of Access Health, Inc. and InterQual, Inc. The financial results filed herewith are for one month only and are not indicative of results for the Quarter ended September 30, 1998, or for any other period.

                                Access Health, Inc.
                        Consolidated Results of Operations
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                                                 31 Days Ended
                                                                 July 31, 1998
                                                                 -------------
  Revenue                                                           $11,780

  Costs & Expenses                                                    9,084
                                                                   --------

  Income from Operations                                              2,696

  Non-operating income (net)                                            296
                                                                   --------

  Income before taxes                                                 2,992

  Provision for income taxes                                          1,137
                                                                   --------

  Net Income                                                        $ 1,855

  Net Income per Share

          Basic                                                     $  0.08

          Diluted                                                   $  0.08

  Shares used in per share calculations

          Basic                                                      23,578

          Diluted                                                    24,573

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ACCESS HEALTH, INC.


DATED, this 31st day of August 1998.    By:  /s/ Timothy H. Connor
                                             ---------------------------------
                                             Name:  Timothy H. Connor
                                             Title: Senior Vice President and
                                                    Chief Financial Officer





                                                                               3